UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

June 30, 2023
(Date of earliest event reported)
LABORATORY CORPORATION OF AMERICA HOLDINGS
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-11353	13-3757370
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

358 South Main Street
Burlington,	North Carolina	27215
(Address of principal executive offices)		(Zip Code)
(Registrant’s telephone number including area code) 336-229-1127
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Exchange Act.
Title of Each Class            Trading Symbol            Name of exchange on which registered
Common Stock , $0.10 par value        LH                New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
                                        Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On June 30, 2023 (the “Distribution Date”) at 11:59 p.m., Burlington, North Carolina time, Laboratory Corporation of America Holdings (the “Company” or “Labcorp”) completed the previously announced separation (the “spinoff”) of Fortrea Holdings Inc. (“Fortrea”) from the Company.

The spinoff of Fortrea from Labcorp was achieved through the Company’s pro-rata distribution of 100% of the outstanding shares of Fortrea common stock to holders of record of Labcorp common stock. Each holder of record of Labcorp common stock received one share of Fortrea common stock for every share of Labcorp common stock held at 5:00 p.m., Burlington,

North Carolina, time on June 20, 2023, the record date for the distribution. On July 3, 2023, Fortrea’s common stock will begin trading on the NASDAQ Stock Market under the ticker symbol “FTRE.”

Item 1.01	Entry into a Material Definitive Agreement

In connection with the spinoff, the Company entered into several agreements with Fortrea on or prior to the Distribution Date that, among other things, provide a framework for the Company’s relationship with Fortrea after the spinoff, including the following agreements:

•a Separation and Distribution Agreement;

•a Tax Matters Agreement;

•an Employee Matters Agreement; and

•a Transition Services Agreement.

The descriptions included below of the Separation and Distribution Agreement, the Tax Matters Agreement, the Employee Matters Agreement, and the Transition Services Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements, which are filed as Exhibits 2.1, 10.1, 10.2, and 10.3, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Separation and Distribution Agreement

We entered into a Separation and Distribution Agreement with Fortrea before the spinoff. The Separation and Distribution Agreement contains the key provisions relating to the spinoff, including provisions relating to the principal intercompany transactions required to effect the spinoff, the conditions to the spinoff and provisions governing the relationships between Fortrea and us after the spinoff.

Transfer of Assets and Assumption of Liabilities

The Separation and Distribution Agreement provides for those transfers of assets and assumptions of liabilities that are necessary for Fortrea’s separation from us so that each of Fortrea and Labcorp retains the assets necessary to operate its respective business and retains or assumes the liabilities allocated to it in accordance with the internal restructuring.

Representations and Warranties

In general, neither Fortrea nor we made any representations or warranties regarding any assets or liabilities transferred or assumed, any consents or approvals that may be required in connection with these transfers or assumptions, the value or freedom from any lien or other security interest of any assets transferred, the absence of any defenses relating to any claim of either party or the legal sufficiency of any conveyance documents. Except as expressly set forth in the Separation and Distribution Agreement, all assets will be transferred on an “as is,” “where is” basis.

The Distribution

The Separation and Distribution Agreement governs Fortrea’s and our respective rights and obligations regarding the Distribution. Prior to the Distribution, we delivered all of Fortrea’s issued and outstanding shares of common stock to a distribution agent. On the Distribution Date, we instructed the distribution agent to electronically deliver shares of Fortrea’s common stock to our stockholders on a pro rata basis. Each holder of record of our common stock received one share of Fortrea’s common stock for every one share of Labcorp common stock held on the Record Date.

Conditions

The Separation and Distribution Agreement provided that several conditions must be satisfied or waived by us, at the direction of our board of directors in its sole and absolute discretion, before the Distribution could occur.

Termination

Labcorp, at the direction of our board of directors in our board’s sole and absolute discretion, could have terminated the Separation and Distribution Agreement at any time prior to the Distribution.

Release of Claims

Fortrea and we each agreed to release the other and its affiliates, successors, and assigns, and all persons that prior to the Distribution have been the other’s stockholders, directors, officers, members, agents, and employees, and their respective heirs, executors, administrators, successors, and assigns, from any claims against any of them that arise out of or relate to acts or events occurring or failing to occur or any conditions existing at or prior to the time of the Distribution. These releases are subject to exceptions set forth in the Separation and Distribution Agreement.

Indemnification

Fortrea and we each agreed to indemnify the other and each of the other's affiliates and their respective past and present directors, officers, and employees, and each of their successors and assigns, against certain liabilities incurred in connection with the spinoff and our and Fortrea’s respective businesses. Neither Fortrea’s nor our indemnification obligations are subject to any cap. The amount of either Fortrea’s or our indemnification obligations will be reduced by any insurance proceeds the party being indemnified receives. The Separation and Distribution Agreement specified the procedures regarding claims subject to indemnification.

Tax Matters Agreement

In connection with the spinoff (together with certain related transactions), we and Fortrea entered into a Tax Matters Agreement that governs the parties’ respective rights, responsibilities, and obligations with respect to taxes, including taxes arising in the ordinary course of business, and taxes, if any, incurred as a result of any failure of the spinoff (or certain related transactions) to qualify as tax-free for U.S. federal income tax purposes. The Tax Matters Agreement also sets forth the respective obligations of the parties with respect to the filing of tax returns, the administration of tax contests, and assistance and cooperation on tax matters.

In general, the Tax Matters Agreement governs the rights and obligations that we and Fortrea have after the spinoff with respect to taxes for both pre- and post-closing periods. Under the Tax Matters Agreement, we generally are responsible for all of Fortrea pre-closing income taxes that are reported on combined tax returns with Labcorp or any of its affiliates. Fortrea generally is responsible for all other income taxes and all non-income taxes primarily related to Fortrea’s business that are due and payable after the spinoff.

The Tax Matters Agreement will further provide that:

•Without duplication of our other indemnification obligations, Fortrea generally indemnifies Labcorp against (i) taxes arising in the ordinary course of business for which Fortrea is responsible and (ii) any liability or damage resulting from a breach by Fortrea or any of Fortrea’s affiliates of a covenant or representation made in the Tax Matters Agreement; and

•Labcorp indemnifies Fortrea against taxes for which Labcorp is responsible under the Tax Matters Agreement.

In addition to the indemnification obligations described above, the indemnifying party is generally required to indemnify the indemnified party against any interest, penalties, additions to tax, losses, assessments, settlements, or judgments arising out of or incident to the event giving rise to the indemnification obligation, along with costs incurred in any related contest or proceeding. Indemnification obligations of the parties under the Tax Matters Agreement are not subject to any cap.

Further, the Tax Matters Agreement generally prohibits Fortrea and its affiliates from taking certain actions that could cause the spinoff and certain related transactions to fail to qualify for their intended tax treatment, including:

•during the two-year period following the Distribution Date (or otherwise pursuant to a “plan” within the meaning of Section 355(e) of the Code), Fortrea may be prevented from allowing or permitting certain business combinations or transactions to occur;

•during the two-year period following the Distribution Date (or otherwise pursuant to a “plan” within the meaning of Section 355(e) of the Code), Fortrea may not sell or otherwise issue its common stock, other than pursuant to issuances that satisfy certain regulatory safe harbors set forth in Treasury regulations;

•during the two-year period following the Distribution Date (or otherwise pursuant to a “plan” within the meaning of Section 355(e) of the Code), Fortrea may not redeem or otherwise acquire any of its common stock, other than pursuant to certain open-market repurchases of less than 20% of our common stock (in the aggregate);

•during the two-year period following the Distribution Date (or otherwise pursuant to a “plan” within the meaning of Section 355(e) of the Code), Fortrea may not amend its Amended and Restated Certificate of Incorporation (or other organizational documents) or take any other action, whether through a stockholder vote or otherwise, affecting the voting rights of its common stock; and

•more generally, Fortrea may not take any action that could reasonably be expected to cause the spinoff and certain related transactions to fail to qualify as tax-free transactions under Section 368(a)(1)(D) and Section 355 of the Code, or to cause the spinoff to fail to qualify as a tax-free distribution under Section 355 of the Code.

In the event that the spinoff and certain related transactions fail to qualify for their intended tax treatment, in whole or in part, and we are subject to tax as a result of such failure, the Tax Matters Agreement will determine whether we must be indemnified for any such tax by Fortrea. As a general matter, under the terms of the Tax Matters Agreement, Fortrea is required to indemnify us for any tax-related losses in connection with the spinoff due to any action by Fortrea or any of its subsidiaries following the spinoff. Therefore, in the event that the spinoff and/or related transactions fail to qualify for their intended tax treatment due to any action by Fortrea or any of our subsidiaries, Fortrea will generally be required to indemnify Labcorp for the resulting taxes.

Employee Matters Agreement

In connection with the Distribution and spinoff, we entered into an Employee Matters Agreement with Fortrea that will govern the respective rights, responsibilities, and obligations of us and Fortrea after the spinoff with respect to transferred employees, collective bargaining agreements, incentive plans, group health and welfare plans, defined contribution plans, equity-based awards, and other employment, compensation, and benefit-related matters.

Liabilities

In general, we are responsible for all employment, compensation, and employee benefit liabilities relating to employees of Labcorp and former employees of Labcorp and for all liabilities relating to our benefit plans, and Fortrea is responsible for all employment, compensation, and employee benefit liabilities relating to employees of Fortrea and former employees of the Fortrea business and for all liabilities relating to Fortrea’s benefit plans, subject to certain exceptions further described in the Employee Matters Agreement.

Employee Benefits

Fortrea is responsible for establishing, and unless otherwise provided in the Transition Services Agreement, administering, its own group health and welfare plans and retirement plans.

Equity Compensation

In general, each outstanding Labcorp award held by a Fortrea employee was adjusted and converted into an award with respect to Fortrea common stock. Each outstanding Labcorp equity award held by employees remaining with Labcorp was also adjusted but will continue to relate to Labcorp common stock. In each case, the award was equitably adjusted or converted in a manner intended to preserve the aggregate intrinsic value of the original Labcorp equity award and, other than regarding performance share awards, the terms of the equity awards, such as vesting dates, generally remain substantially the same. Outstanding Labcorp performance share awards that were held immediately prior to the spinoff by any employee of Fortrea were treated as follows: (a) performance share awards for the 2021 to 2023 performance period were converted into time-based restricted stock units denominated in shares of Fortrea’s common stock based on achievement of performance goals as determined by the Labcorp Compensation and Human Capital Committee immediately prior to the spinoff; (b) performance share awards for the 2022 to 2024 performance period were converted into awards denominated in shares of Fortrea’s common stock, with 50% of the target number being converted into time-based restricted stock units based on achievement of performance goals as determined by the Labcorp Compensation and Human Capital Committee immediately prior to the spinoff and the remaining 50% of the target number being converted into performance shares over Fortrea’s common stock subject to the achievement of performance criteria established by the Labcorp Compensation and Human Capital Committee, and subject to further review and modification by Fortrea in its discretion; and (c) performance share awards for the 2023 to 2025 performance period were converted into performance shares of Fortrea subject to the achievement of performance criteria established by the Labcorp Compensation and Human Capital Committee, and subject to further review and modification by Fortrea in its discretion.

Transition Services Agreement

We and Fortrea entered into a Transition Services Agreement under which we will provide and/or make available various administrative services and assets to Fortrea and under which Fortrea will provide and/or make available various administrative services and assets to us. The services and assets to be provided to Fortrea by us primarily include: hosting and support for IT, network, security, and applications; accounting and finance; operations, marketing and procurement; human resources, payroll and benefits; treasury; insurance accounting and claims processing; facilities, environmental health and safety; tax matters; and

administrative services. The services and assets to be provided to us by Fortrea primarily include: accounting and finance; human resources, payroll and benefits; operations; facilities, environmental health and safety; quality controls, including supplier management and regulatory intelligence; IT; global vendor management; and country specific legal and compliance matters.

In consideration for such services, the service recipient will pay fees to the service provider, and those fees will be based on direct and indirect costs associated with rendering those services, at no less than cost.

The term of the Transition Services Agreement will not exceed 24 months beginning on the Distribution Date (inclusive of any extension period for any transition services).

The personnel performing services under the Transition Services Agreement will be employees and/or independent contractors of the service provider or its subsidiaries and will not be under the service recipient’s direction or control.

The Transition Services Agreement also contains customary mutual indemnification provisions, which, except for liabilities arising out of or related to the gross negligence, willful misconduct or bad faith of the Service Provider (as defined therein) are capped at fees paid.

With respect to certain services, the Transition Services Agreement may be partially terminated with 60 days written notice provided certain other requirements are met. The Transition Services Agreement may be fully terminated by either party in the event of insolvency or unremedied material default.

Item 2.01	Completion of Acquisition or Disposition of Assets

The spinoff was completed in accordance with the Separation and Distribution Agreement. The description of the spinoff included under the Introductory Note of this Current Report on Form 8-K is incorporated into this Item 2.01 by reference.

Item 8.01	Other Events

On July 3, 2023, Labcorp issued a press release announcing the completion of the spinoff. A copy of that press release is attached as Exhibit 99.1 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(b) Pro forma financial information

The pro forma financial information required by this item will be filed by amendment to this Current Report on Form 8-K not later than four business days after the date of the earliest event reported herein.

(d) Exhibits

The following exhibits are filed with this report on Form 8-K:

Exhibit	Exhibit Name
Exhibit 2.1	Separation and Distribution Agreement, dated June 29, 2023, by and between Laboratory Corporation of America Holdings and Fortrea Holdings Inc.†*
Exhibit 10.1	Tax Matters Agreement, dated June 29, 2023, by and between Laboratory Corporation of America Holdings and Fortrea Holdings Inc.†*
Exhibit 10.2	Employee Matters Agreement, dated June 29, 2023, by and between Laboratory Corporation of America Holdings and Fortrea Holdings Inc.†
Exhibit 10.3	Transition Services Agreement, dated June 29, 2023, by and between Laboratory Corporation of America Holdings and Fortrea Holdings Inc.†*
Exhibit 99.1	Press Release dated July 3, 2023 issued by Labcorp regarding the spinoff completion.
Exhibit 104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.
† Certain schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant agrees to furnish supplementally copies of any of the omitted schedules to the Securities and Exchange Commission upon its request.

* Certain portions of this exhibit have been redacted pursuant to Item 601(b)(2)(ii) and Item 601(b)(10)(iv) of Regulation S-K, as applicable. The Company agrees to furnish supplementally an unredacted copy of the exhibit to the Commission upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LABORATORY CORPORATION OF AMERICA HOLDINGS
Registrant

By:	/s/ SANDRA VAN DER VAART
Sandra van der Vaart
Executive Vice President, Chief Legal Officer and Corporate Secretary

July 3, 2023